MASSMUTUAL FUNDS
MassMutual Total Return Bond Fund
Supplement dated September 23, 2025 to the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Summary Prospectus and any previous supplements. It should be retained and read in conjunction with the Summary Prospectus and any previous supplements.
Effective September 15, 2025, the reorganization of the Selling Fund listed in the table below (the “Selling Fund”) with and into the Acquiring Fund listed in the table below (the “Acquiring Fund”) occurred pursuant to an Agreement and Plan of Reorganization, approved by the respective Board of Trustees of the Selling Fund and the Acquiring Fund. The Selling Fund’s assets and liabilities were transferred to the Acquiring Fund in return for shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate value of the assets that it received from the Selling Fund, less the liabilities it assumed from the Selling Fund. The Acquiring Fund shares were distributed pro rata to shareholders of the Selling Fund, in liquidation of the Selling Fund. Existing shareholders of the Selling Fund thus became shareholders of the Acquiring Fund and received shares of the Acquiring Fund with a value equal to their shares of the Selling Fund at the time of the reorganization.

Selling Fund	Acquiring Fund
MassMutual Total Return Bond Fund (a series of MassMutual Select Funds)	MassMutual Core Bond Fund (a series of MassMutual Premier Funds)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
TRB-25-03